EXHIBIT 4

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{LOGO - METROMEDIA FIBER NETWORK, INC.]                            NEWS RELEASE
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Corporate Headquarters   o    360 Hamilton Ave.   o    White Plains, NY 10601   o    914.421.6700   o    www.mmfn.com
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FOR IMMEDIATE RELEASE

                  METROMEDIA FIBER NETWORK TO ACQUIRE SITESMITH

 MERGER EXPANDS MFN'S ABILITY TO DELIVER COMPREHENSIVE MANAGED OPTICAL INTERNET
                 INFRASTRUCTURE SOLUTIONS TO COMPANIES WORLDWIDE


NEW YORK - OCTOBER 10, 2000 -- Metromedia Fiber Network, Inc. (MFN) (NASDQ:
MFNX), the leading provider of end-to-end optical network solutions, announced today a definitive agreement to acquire SiteSmith, Inc., a leading provider of Internet infrastructure management services. As of yesterday's closing price of MFN common stock, the all-stock transaction is valued at approximately $1.36 billion. The transaction is expected to close by the end of the year and is subject to customary conditions.

The acquisition positions MFN at the forefront of the market for managed optical Internet infrastructure solutions. MFN is the leader in the deployment of optical IP Internet infrastructure within key metropolitan areas worldwide, and a premier provider of world-class data centers and Internet connectivity through its subsidiary, AboveNet Communications. With this acquisition, MFN will provide its customers with the first global end-to-end optical Internet infrastructure outsourcing solution. The combined company will offer its comprehensive managed services with its unmetered, unshared fiber network connections at the local loop, a globally connected fiber backbone network, Internet connectivity and co-location data centers.


"Global 2000 companies are moving their businesses and mission-critical applications onto the Internet. This requires an infrastructure partner who can scale to provide and manage a highly-reliable, high-performance and secure Internet presence worldwide," said Nicholas M. Tanzi, president and chief operating officer of Metromedia Fiber Network. "SiteSmith extends MFN's unique offering and allows us to address all of the managed Internet infrastructure requirements of businesses globally. The merger extends our deep and long-lasting relationships with our customers and further leverages the value of our global optical IP infrastructure."

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SiteSmith provides its customers with a comprehensive Internet infrastructure management solution that includes design and architecture, hardware and software installation, co-location and network connectivity, and ongoing management through provision of 24x7 monitoring, security services and fail-over systems. SiteSmith has more than 400 employees, 169 customers and 8 locations in the U.S. and Europe.

The merger adds senior executives with extensive Internet and managed services experiences to MFN's management team:

o Mark F. Spagnolo, SiteSmith's CEO, previously served as President and CEO of UUNET.

o Robert John (Treb) Ryan IV, co-founder and Senior Vice President, Operations, previously served as Vice President, Professional Services at Frontier Global Center.

o David Winn, president of SiteSmith's European operations, previously served as general manager of IBM EMEA (Europe, Middle East, and Africa).

"Our merger creates an organization that is uniquely positioned to satisfy the full range of our customers' Internet needs, from network infrastructure to high-end value-added managed services," said Mark Spagnolo, CEO and chairman of SiteSmith. "We are excited by the cross-sell opportunities for both companies presented by this merger."


MERGER DETAILS

Pursuant to the merger agreement, SiteSmith shareholders will receive between
55.0 million and 62.5 million MFN shares depending on the share price of MFN common stock over a period prior to closing. More specifically, if the average closing price of MFN's common stock for the 20 trading days ended four days prior to closing is greater than or equal to $27.27 per share, SiteSmith stockholders will receive 55.0 million shares. If the average price is less than or equal to $24.00 per share, SiteSmith stockholders will receive 62.5 million shares. At an average per share price between $24.00 and $27.27, SiteSmith stockholders will receive a number of shares equal to $1.5 billion, divided by the average stock price. The transaction will be accounted for as a purchase

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transaction. The Boards of Directors of both companies have approved the merger.
Consummation of the merger is contingent on customary conditions, including regulatory approvals.


ABOUT METROMEDIA FIBER NETWORK, INC.

Metromedia Fiber Network, Inc., the leading provider of end-to-end optical network solutions, is revolutionizing the fiber optic industry. By offering virtually unlimited, unmetered bandwidth at a fixed cost, Metromedia Fiber Network is eliminating the bandwidth barrier and redefining the way broadband capacity is sold. Metromedia Fiber Network is extending metropolitan fiber optic infrastructure to the end user in strategic top-tier markets, enabling its customers to implement the latest data, video, Internet and multimedia applications. In addition to its current expansion in 51 cities in North America, Metromedia Fiber Network is establishing an international presence with planned fiber-optic network builds in 16 cities throughout Europe.

Together with its subsidiaries, AboveNet Communications, Inc. (www.above.net), a leading provider of co-location and Internet connectivity solutions, and Paix.net, Inc. (www.paix.net), the leading neutral Internet Exchange, Metromedia Fiber Network is unleashing the full potential of the Internet. The combined company facilitates the explosive growth of e-commerce and advanced Internet applications by delivering secure, reliable and scaleable optical networks and IP services to Internet content and service providers, carriers and enterprise users worldwide. For more information about Metromedia Fiber Network, please visit the company's Web site at www.mmfn.com.

ABOUT SITESMITH

SiteSmith, Inc. is a leading provider of comprehensive Internet infrastructure management services. SiteSmith's services are designed to maximize the performance, reliability and security of large-scale, complex Internet infrastructures. Since its inception in October 1999, SiteSmith has assembled a team of Web engineers, Internet technologists and project managers to help companies build and operate reliable, scalable and secure Internet infrastructures. The company's SiteMonitoring, SiteSecurity and SiteNet premium services offer customers the additional technology they need to address their monitoring, security and network redundancy needs. SiteSmith is dedicated to helping businesses deliver the performance and consistent services that customers, investors and partners demand -- twenty-four hours a day, seven days a week. SiteSmith is headquartered in Santa Clara, California with offices in Boston, Chicago, London, Los Angeles, New York City, Newark and the Washington D.C. area. Information about SiteSmith and its services is available on the World Wide Web at WWW.SITESMITH.COM or by calling 1-888-424-0059 or 408-987-6400.

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SiteSmith, SiteAudit, SiteMonitoring, SiteNet and SiteSecurity are service marks of SiteSmith, Inc. AboveNet, Internet Service Exchange, ISX, and AboveNet Global One-Hop Network are trademarks of AboveNet Communications, Inc.


THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC AND BUSINESS CONDITIONS, COMPETITION, CHANGES IN TECHNOLOGY AND METHODS OF MARKETING, AND VARIOUS OTHER FACTORS BEYOND THE COMPANY'S CONTROL. THIS ALSO INCLUDES SUCH FACTORS AS ARE DESCRIBED FROM TIME TO TIME IN THE SEC REPORTS FILED BY METROMEDIA FIBER NETWORK, INCLUDING THE MOST RECENTLY FILED FORMS S-3, 10-K AND 10-Q.

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FILINGS WITH THE SEC

METROMEDIA FIBER PLANS TO FILE A REGISTRATION STATEMENT ON FORM S-4 WITH THE SEC IN CONNECTION WITH THE TRANSACTION. THE FORM S-4 WILL CONTAIN A PROSPECTUS, AND OTHER DOCUMENTS. THE FORM S-4 WILL CONTAIN IMPORTANT INFORMATION ABOUT METROMEDIA FIBER, SITESMITH, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND STOCKHOLDERS SHOULD READ IT CAREFULLY, TOGETHER WITH THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE EXCHANGE OF THEIR SITESMITH SHARES OR THE EXERCISE OF THEIR APPRAISAL RIGHT. A COPY OF THE MERGER AGREEMENT WILL BE FILED BY METROMEDIA FIBER AS AN EXHIBIT TO ITS FORM 8-K. THE FORM S-4, THE FORM 8-K AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WILL BE AVAILABLE WHEN FILED FREE OF CHARGE AT THE SEC'S WEB SITE AT WWW.SEC.GOV. IN ADDITION, THE FORM S-4, THE FORM 8-K AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WILL BE MADE AVAILABLE TO INVESTORS FREE OF CHARGE BY CALLING OR WRITING TO:

METROMEDIA FIBER NETWORK, INC.
CORPORATE COMMUNICATIONS
360 HAMILTON AVENUE
WHITE PLAINS, NEW YORK 10601
TEL: 212-606-4389

SITESMITH, INC.
INVESTOR RELATIONS
3283 SCOTT BLVD.,
SANTA CLARA, CALIFORNIA 95054
TEL: 408-987-6400

IN ADDITION TO THE FORM S-4, AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, METROMEDIA FIBER IS OBLIGATED TO FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ALSO ARE AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP//WWW.SEC.GOV.


FOR MORE INFORMATION:
Kara Carbone
Public Relations Manager
212-606-4386